Exhibit 99.1 January 2025 rd 43 Annual J.P. Morgan Healthcare Conference Innovating to Transform the Lives of Patients and Their Families Markella ® EPIDIOLEX patient diagnosed with Dravet syndrome January 2025

Transforming Lives. Redefining Possibilities. Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements and financial targets, including, but not limited to, statements related to: the Company’s growth prospects and future financial and operating results, including the ability of the Company’s portfolio to drive long-term shareholder value; expectations with respect to indication expansion opportunities; 2024 total, neuroscience and oncology revenue guidance and the Company’s expectations related thereto; the Company’s ability to drive significant cash flow generation; the Company’s commercial expectations, including with respect to revenue diversification and its expectations for significant growth; the Company’s expectations with respect to the commercial potential of its products and product candidates, including the blockbuster potential for Epidiolex, the peak potential of zanidatamab, growth opportunities for Rylaze, Epidiolex/Epidyolex, Xywav and Ziihera and Zepzelca’s potential approval as a first line therapy, and the potential regulatory paths related thereto; the value and growth potential of its products; the Company’s net product sales and goals for net product sales from new and acquired products; the Company’s views and expectations relating to its patent portfolio, including with respect to expected patent protection; planned or anticipated clinical trial events, including with respect to initiations, enrollment and data read-outs, and the anticipated timing thereof, and planned or anticipated regulatory submissions and filings and other regulatory matters, including potential approvals, including the timing thereof; and other statements that are not historical facts. These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of and revenue from Xywav, Rylaze, Zepzelca, Epidiolex / Epidyolex, Ziihera and other key marketed products; effectively launching and commercializing the Company’s other products and product candidates; the successful completion of development and regulatory activities with respect to the Company's product candidates; obtaining and maintaining adequate coverage and reimbursement for the Company’s products; the time-consuming and uncertain regulatory approval process, including the risk that the Company’s current and/or planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all; the costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients such as those experienced, and expected to be experienced, by the Company; regulatory initiatives and changes in tax laws; market volatility; protecting and enhancing the Company’s intellectual property rights and the Company’s commercial success being dependent upon its obtaining, maintaining and defending intellectual property protection for its products and product candidates; delays or problems in the supply or manufacture of the Company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements, including those governing the research, development, manufacturing and distribution of controlled substances; government investigations, legal proceedings and other actions; identifying and consummating corporate development transactions, financing these transactions and successfully integrating acquired product candidates, products and businesses; the Company’s ability to realize the anticipated benefits of its collaborations and license agreements with third parties; the sufficiency of the Company’s cash flows and capital resources; the Company’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; the Company's ability to meet its projected long-term goals and objectives, in the time periods that the Company anticipates, or at all, and the inherent uncertainty and significant judgments and assumptions underlying the Company's long-term goals and objectives; the completion of financial closing procedures, final audit adjustments and other developments that may arise that would cause the Company’s expectations with respect to the Company’s 2024 revenue guidance to differ, perhaps materially, from the financial results that will be reflected in the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2024; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission filings and reports, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 as supplemented by the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and its future filings and reports. Other risks and uncertainties of which the Company is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this presentation are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. January 2025 2

Our Purpose is to innovate to transform the lives of patients and their families. Who We Are We are focused on developing life-changing medicines for people with serious diseases, often with limited or no therapeutic options, so they can live their lives more fully. Jennie Caroline Xywav patient living with IH Rylaze patient diagnosed with ALL / LBL ALL/LBL = acute lymphoblastic leukemia / lymphoblastic lymphoma; IH = idiopathic hypersomnia. January 2025 3

Positioned to Drive Long-term Shareholder Value PIPELINE Zanidatamab and Zepzelca indication expansion COMMERCIAL opportunities; additional Growth and diversified pipeline programs under revenues expected to generate development Operational significant cash flow excellence and a disciplined, strategic approach to capital allocation CORPORATE DEVELOPMENT Financial strength to transact and well-positioned to be partner of choice January 2025 4

Growing and Diversified Commercial Portfolio 1 2018 Revenue 2021 Revenue 2024 Guidance $1.9 billion $3.1 billion $4.0 - $4.1 billion 74% 41% 11% 2 Launched / of revenues driven of revenues driven of revenues driven by Xyrem in 2018 by Xyrem in 2021 by Xyrem and AG Acquired royalties in 3Q24 Xyrem & Products AG royalties Oncology + Epidiolex + Other Revenues Xyrem Revenue + AG Royalty Revenue Xywav Revenue 1 AG royalties = high-sodium oxybate authorized generic royalty revenues. The company expects that for the year ended December 31, 2024, reported total, neuroscience and oncology revenues will meet the guidance range provided January 2025 5 2 on November 6, 2024. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2024, and actual results may differ; Chart based on revenue as reported in 3Q24.

Strategic Transactions Driving Growth and Expanding Capabilities

ZEPZELCA *Rapidly Accretive Transaction*	GW ACQUISITION *Transformational Transaction*	ZANIDATAMAB *Broad Oncology Development Transaction*
• Rapidly established as **treatment of choice** in 2L SCLC • **>$1.1B**[1] in revenue since launch in mid-2020 • **Positive Phase 3 results** from IMforte trial; Plan to submit **sNDA for 1L ES-SCLC in 1H25**	• **Durable** and **long-lived asset** in Epidiolex • **>$2.7 billion**[2] in revenue since acquisition mid-2021 • Epidiolex **poised** to reach **blockbuster status in 2025** • Expanded operational footprint and **in-house R&D capabilities**	• Significant **regulatory progress** with **extensive development program ongoing** • Path to approval in **1L GEA** with anticipated **sBLA submission in 2025** • **$2B+ peak sales potential**
2019	**2021**	**2022**

WELL-POSITIONED FOR CORPORATE DEVELOPMENT

FINANCIAL STRENGTH

- **$2.6B** in cash, cash equivalents and investments[3]
- **~$1.0B** cash from operations[4]
- **$885M** undrawn revolving credit facility[5]

PARTNER OF CHOICE

- Demonstrated global commercial **footprint and capabilities**
- A **leader in neuroscience**
- **Rapidly growing** oncology business
- In-house **development expertise**
- **Track record of maximizing** asset potential

1L/2L = first- and second-line; ES = extensive stage; GEA = gastroesophageal adenocarcinoma; R&D = research and development; sBLA = supplemental biologics license application; SCLC = small cell lung cancer; sNDA = supplemental new drug application.
[1]Net product sales from launch in July 2020 to September 30, 2024; [2]Net product sales from May 2021 to September 30, 2024; [3]As of September 30, 2024; [4]For the nine months ended September 30, 2024; [5]As of December 31, 2024.

6 January 2025

Track Record of Successfully Growing and Diversifying Commercial Portfolio Expect to meet 2024 total, neuroscience and $4.0B- $4.1B 1 $3.8B oncology revenue guidance $3.7B $3.1B 20 Consecutive Years $2.4B $2.2B $1.9B YoY Revenue Growth 2005 – 2024G 13.5% Total Revenue CAGR 2 2018 – 2024G midpoint 2018 2019 2020 2021 2022 2023 2024G Oncology 3 Neuroscience 1 2024G = 2024 financial guidance as provided by Jazz Pharmaceuticals plc on November 6, 2024; CAGR = compound annual growth ra te; YoY = year-over-year. The company expects that, for the year ended December 31, 2024, reported total, neuroscience 2 and oncology revenues will meet the guidance range provided on November 6, 2024. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2024, and actual results may differ; Based on mid-point of guidance January 2025 7 3 provided by Jazz Pharmaceuticals plc on November 6, 2024; Neuroscience revenues include high-sodium oxybate authorized generic royalties.

Pipeline Focused Investments in Promising R&D Portfolio January 2025 8

Key Pipeline Programs

Key Clinical Programs	PHASE 1	PHASE 2	PHASE 3	PHASE 4 / REGULATORY	NEAR-TERM CATALYSTS
Zanidatamab				2L BTC (pivotal)	**Ziihera® approved** in 2L BTC in 4Q24
			Phase 3 1L GEA (pivotal)		**Phase 3 top-line PFS readout** estimated 2Q25
			Phase 3 1L BTC		**Phase 3 confirmatory trial** in 1L BTC ongoing
			Phase 3 BC in patients who have progressed on previous T-DXd treatment		**Phase 3 EmpowHER-BC-303 trial** now enrolling
		I-SPY2 Trial: neoadjuvant treatment of locally advanced BC			
		Phase 2 pan-tumor trial in HER2+ solid tumors			**Phase 2 DiscovHER-Pan-206 trial** initiated
Zepzelca			1L ES-SCLC combo with Tecentriq		**Positive OS and PFS data:** expect sNDA filing in 1H25
				Phase 4 2L SCLC observational trial	
			Phase 3 2L SCLC confirmatory trial		
JZP815	RAF & RAS mutant tumors				
JZP898	Solid tumors				
Epidyolex			Japan (LGS/TSC/DS)		

1L/2L = first- and second-line; BC = breast cancer; BTC = biliary tract cancer; DS = Dravet syndrome; ES = extensive-stage; GEA = gastroesophageal adenocarcinoma; HER2+ = human epidermal growth factor receptor 2 positive; LGS = Lennox-Gastaut syndrome; OS = overall survival; PFS = progression-free survival; SCLC = small cell lung cancer; sNDA = supplemental new drug application; T-DXd = trastuzumab deruxtecan; TSC = tuberous sclerosis complex.

9 January 2025

Zanidatamab Has the Potential to Transform HER2-Targeted Therapies Zanidatamab is a highly active, differentiated HER2-targeted bispecific mAb with compelling and durable survival data Best-in-Class $2B+ Novel and Compelling Profile Commercial Differentiated Clinical Data in Addresses Opportunity MOA Multiple Unmet Need Indications HER2 = human epidermal growth factor receptor 2; mAb = monoclonal antibody; MOA = mechanism of action. January 2025 10

Rapidly Advancing Zanidatamab Development Program

2024

BTC
- ✓ Ziihera **approved in 2L BTC in 4Q24**
- ✓ **Initiated** 1L confirmatory trial
- ✓ **2L BTC MAA validated** by EMA

GEA
- ✓ **Enrollment on track** for Phase 3 HERIZON-GEA-01 trial

BC
- ✓ Phase 3 **EmpowHER-BC-303 trial initiated**

Pan Tumor
- ✓ Phase 2 **DiscovHER-Pan-206 trial initiated**

2025

BTC
- Potential **EU approval** as early as 2Q25

GEA
- HERIZON-GEA-01 **top-line results estimated 2Q25**
- Expect to **submit sBLA** in 1L
- Potential further development in neoadjuvant / adjuvant GEA population

2026 and Beyond

BTC
- Expect to **complete** 1L confirmatory trial

GEA
- Potential **1L approval and launch**
- Expanded market strategy

BC
- **Ongoing execution** of EmpowHER-BC-303 trial

Pan Tumor
- **Ongoing execution** of DiscovHER-Pan-206 trial

Goal: become the **HER2-targeted therapy of choice**

1L/2L= first- and second-line; BC = breast cancer; BTC = biliary tract cancer; EMA = European Medicines Agency; EU = European Union; GEA = gastroesophageal adenocarcinoma; HER2 = human epidermal growth factor receptor 2; MAA = marketing authorization application; sBLA = supplemental biologics license application.

11 January 2025

Zepzelca: Positive Top-Line Results from 1L ES-SCLC Phase 3 Trial

IMforte Phase 3 Trial:

- Demonstrated **statistically significant** and **clinically meaningful improvement in OS** and **PFS** primary endpoints for 1L ES-SCLC
- Potential to **delay disease progression** and **extend survival for patients**
- Plan to **submit sNDA** for **1L ES-SCLC indication** in **1H25**

Significant unmet need:

- Expected median OS for 1L ES-SCLC patients is **~13 months**[2]
- In the U.S., there are **~30,000 1L SCLC patients,** with **~27,000** currently **treated** in 1L and ~17,000 treated in 2L[1]
- ~70% of 1L patients have extensive stage SCLC[1]



SCLC U.S. Patients[1]
30K
9K
21K
27K
8K
19K
17K
Diagnosed
1L Treatment
2L Treatment
LS SCLC
ES SCLC
2L+ SCLC

1L / 2L = first- and second-line; ES = extensive stage; LS = limited stage; OS = overall survival; PFS = progression-free survival; SCLC = small cell lung cancer; sNDA = supplemental New Drug Application. [1]Approximate U.S. SCLC patient numbers, sources: SEER Cancer Stat Facts https://seer.cancer.gov/statfacts/html/lungb.html, accessed April 19, 2019; American Cancer Society, https://www.cancer.org/cancer/small-cell-lung-cancer/about/what-is-small-cell-lung-cancer.html, accessed April 12, 2019; Kantar Health Treatment Architecture SCLC July 2018; Jazz primary market research May 2019; [2]Paz-Ares, L. et al. Durvalumab, with or without tremelimumab, plus platinum-etoposide in first-line treatment of extensive-stage small-cell lung cancer: 3-year overall survival update from CASPIAN. ESMO Open. 2022 Apr; 7(2):100408.

12 January 2025

Key Commercial Products Highly Differentiated Therapies Poised for Growth January 2025 13

Highly Differentiated Medicines for Patients with Serious Diseases 1 Top-line growth driven by diversified businesses spanning Sleep, Epilepsy and Oncology, each annualizing >$1B Oncology Neuroscience Potential to be the #1 treatment Standard of care in #1 branded treatment #1 branded treatment therapy of choice in in 2L ES-SCLC; pediatric ALL/LBL for epilepsy for narcolepsy and only multiple HER2+ expansion opportunity patients with approved IH therapy tumors in 1L ES-SCLC asparaginase HSR reaction Diverse product mix + strong cash flow generation 1L / 2L = first- and second-line; ALL/LBL = acute lymphoblastic leukemia / lymphoblastic lymphoma; ES-SCLC = extensive-stage small cell lung cancer; HER2+ = human epidermal growth factor receptor 2 +; HSR = hypersensitivity; 1 January 2025 14 IH = idiopathic hypersomnia. Based on 3Q24 revenues.

Ziihera: Unique MOA Drives Compelling Clinical Profile and Patient Outcomes Compelling and Favorable Combination data Unique dual-targeting durable responses tolerability profile supports ability to HER2 bispecific help drive improved contributes to combine with other antibody provides patient outcomes in improved patient agents in multiple differentiated treatment HER2+ patients quality of life HER2+ indications HER2 = human epidermal growth factor receptor 2; MOA = mechanism of action. January 2025 15

BTC Launch: Building Momentum for Multiple Indications Ziihera Clinical Data 51.6% 14.9m 2.5% Overall Median Duration Discontinuation 1 1 1 Response Rate of Response Rate Mark Ziihera patient living with Biliary Tract Cancer Establish Ziihera as the standard Build momentum for Ziihera’s potential as a Launch of care for 2L HER2+ BTC transformative next-generation HER2-targeting agent objectives 1 2L = second line; ASCO = American Society of Clinical Oncology; BTC = biliary tract cancer; HER2 = human epidermal growth factor receptor 2; M = month. Data as presented by Pant et al. at ASCO 2024. January 2025 16

BTC Launch Driven by Proven Jazz Oncology Team and Infrastructure

Right Team, Right Capabilities

- Proven team with **deep oncology experience, including extensive expertise in the HER2 therapy space** will help drive **additional adoption and uptake**
- **Infrastructure in place** for a successful Ziihera launch

Key Customer Focus

- **Significant overlap** in existing call universe covering key customers and accounts
- Leverage Jazz's **established presence** across sales, marketing, medical and access

Robust Access and Patient Support Services

- Access, distribution, reimbursement, and patient support services **ensure customers can readily order Ziihera, help patients navigate reimbursement approvals, and provide patient support** through dedicated Jazz Resources and the JazzCares suite of services

BTC = biliary tract cancer; HER2 = human epidermal growth factor receptor 2.

17 January 2025

Zanidatamab: De-Risked Near-Term Opportunity with $2B+ Peak Potential

Significant regulatory progress:

- Ziihera **now approved** in the U.S. for the treatment of adults with previously treated, unresectable or metastatic HER2+ (IHC3+) BTC
- EMA **validated MAA;** potential **approval as early as 2Q25**

Biliary Tract Cancer

Initiated U.S. launch activities in 2L BTC

1L BTC **confirmatory trial ongoing**

HERIZON-BTC-01: **Updated data at ASCO**

~12,000
BTC cases annually[2] in U.S., Europe[3] and Japan

Gastroesophageal Adenocarcinoma

Path to approval in 1L GEA with sBLA submission

HER2+/PD-L1 negative: opportunity to **address unmet need** and **replace trastuzumab**[1]

HER2+/PD-L1 positive: opportunity to replace trastuzumab as **HER2-targeted therapy of choice**[1]

Opportunity to **explore potential in neoadjuvant** populations[1]

~63,000
GEA cases annually[2] in U.S., Europe[3] and Japan

Breast Cancer

Expanded opportunity across lines of therapy[1]:
- Post T-DXd (Ph3 EmpowHER trial)
- Early lines of therapy (neoadjuvant)
- Novel combinations

Initiated Ph3 EmpowHER trial 2H24:
- Zanidatamab + chemo vs. tras + chemo in patients with HER2+ BC whose disease has progressed on previous T-DXd treatment

Potential for **novel chemo-free regimen** for **HER2+/HR+** patients[1]

Ongoing trials in early breast cancer:
- I-SPY2 Trial[4]
- MD Anderson collaboration

~150,000
BC cases annually[5] in U.S., Europe[3] and Japan

Other HER2-Expressing Cancers

Broad potential beyond BTC, GEA, and BC in multiple HER2-expressing indications **based on compelling clinical activity from early trials**[6]:
- Colorectal
- NSCLC
- Ovarian
- Endometrial
- Pancreatic
- Bladder
- Salivary Gland
- Ampullary
- Other HER2-expressing solid tumors

Initiated Phase 2 DiscovHER-Pan-206
- Zanidatamab monotherapy in previously-treated patients with no available treatment options

Broad Potential
Beyond BTC, GEA, and BC

1L/2L = first- and second line; ASCO = American Society of Clinical Oncology; BC = breast cancer; BTC = biliary tract cancer; EMA = European Medicines Agency; GEA = gastroesophageal adenocarcinoma; HER2 = human epidermal growth factor receptor 2; HR+ = hormone receptor positive; IHC = immunohistochemistry; MAA = marketing authorization application; NSCLC = non-small cell lung cancer; PD-L1 = programmed cell death ligand 1; sBLA = supplemental biologics license application; T-DXd = trastuzumab deruxtecan; tras = trastuzumab. [1]Pending regulatory approvals; [2]Incidence sources: Kantar reports, ToGA surveillance report; SEER, cancer.gov; ClearView Analysis; GLOBOCAN, Data on file; [3]Major markets, U.K, France, Germany, Spain, Italy; [4]NCT01042379, in collaboration with QuantumLeap Healthcare Collaborative; [5]Incidence source estimates derived from multiple sources: Decision Resources Group, Kantar Health, Jazz Market Research, data on file; [6]Funda Meric-Bernstam et al, Zanidatamab, a novel bispecific antibody, for the treatment of locally advanced or metastatic HER2-expressing or HER2-amplified cancers: a phase 1, dose-escalation and expansion study, The Lancet Oncology, Volume 23, Issue 12, 2022, Pages 1558-1570, ISSN 1470-2045, https://doi.org/10.1016/S1470-2045(22)00621-0.

18 January 2025

Zepzelca: Opportunity to Redefine 1L SCLC Treatment Paradigm



Donna

Former Zepzelca patient living with SCLC

ZEPZELCA® (lurbinectedin) for injection 4 mg

Well-established as 2L SCLC treatment of choice

- **>$1.1 billion**[1] in revenue since launch in mid-2020

Plan to submit sNDA for 1L ES-SCLC in 1H25

- Reported **statistically significant** and **clinically meaningful OS and PFS results from the Phase 3 trial** in combination with Tecentriq® (atezolizumab), conducted in collaboration with Roche[2]
- **Significant unmet need**: expected **median OS** for ES 1L SCLC patients is **~13 months**[3]
- Potential to **increase duration of response** with earlier line patients
- In the U.S., there are **~30,000 1L SCLC patients**, with **~27,000** currently treated in 1L and **~17,000** treated in 2L[4]

1L/2L = first- and second-line; ES = extensive-stage; OS = overall survival; PFS = progression-free survival; SCLC = small cell lung cancer; sNDA = supplemental New Drug Application. [1]Net product sales from launch in July 2020 to September 30, 2024; [2]F. Hoffmann-La Roche Ltd.; [3]Paz-Ares, L. et al. Durvalumab, with or without tremelimumab, plus platinum-etoposide in first-line treatment of extensive-stage small-cell lung cancer: 3-year overall survival update from CASPIAN. ESMO Open. 2022 Apr; 7(2):1004008; [4]Approximate U.S. SCLC patient numbers, sources: SEER Cancer Stat Facts https://seer.cancer.gov/statfacts/html/lungb.html, accessed April 19, 2019, American Cancer Society, https://www.cancer.org/cancer/small-cell-lung-cancer/about/what-is-small-cell-lung-cancer.html, accessed April 12, 2019, Kantar Health Treatment Architecture SCLC July 2018, Jazz primary market research May 2019.

19 January 2025

Rely on Rylaze: Critical Component of U.S. ALL/LBL Treatment Protocols



Willow
Rylaze patient diagnosed with ALL

RYLAZE
asparaginase erwinia chrysanthemi (recombinant)-rywn for injection 10mg/0.5mL per vial
ENRYLAZE

Sustained asparaginase activity over the course of therapy essential to treatment success of ALL/LBL patients[1]

- **~$1.1 billion**[2] in revenue since launch in mid-2021
- **Only therapy available** to patients in the U.S. who have a hypersensitivity reaction to *E. coli*-derived asparaginase

Continued strong demand driven by:

- Increased use in adolescent/young adult setting
- Switching to Rylaze at first sign of hypersensitivity reaction and due to treatment-related issues

ALL/LBL = acute lymphoblastic leukemia / lymphoblastic lymphoma. [1]Salzer W, Bostrom B, Messinger Y, et al. Asparaginase activity levels and monitoring in patients with acute lymphoblastic leukemia. Leuk Lymphoma. 2018;59(8):1797-1806; [2]Global net product sales from launch in July 2021 to September 30, 2024.

20 January 2025

Epidiolex: Durable Growth; High Unmet Need in Pediatric Onset Epilepsy



Corey

Epidiolex patient living with LGS

Epidiolex® Epidyolex®
cannabidiol
Oral solution

Broad spectrum efficacy through novel mechanism of action

- Poised to reach **blockbuster status** in 2025
- Continued education on **synergies from treatment in combination with clobazam**
- **Further data generation**, including beyond-seizure benefits from the EpiCom[1] study in TSC and nurse-reported responses to the BECOME[2,3] survey in long-term care facilities presented at AES 2024
- Launched **Nurse Navigator program** to help patients and families address medication-related topics
- Additional opportunity to drive growth in **adult patient setting**

AES = American Epilepsy Society; LGS = Lennox-Gastaut syndrome; TSC = tuberous sclerosis complex. [1]Eeghen, AM, Thiele, EA, et al. Poster presented at: World Congress of Neurology, October 15-19, 2023; [2]Salazar TD, Berg A, Danese SR, et al. Poster presented at: American Epilepsy Society Annual Meeting; December 3-7, 2021; Chicago, IL; [3]Berg A, Perry MS, Salazar TD et al. Poster presented at: American Epilepsy Society Annual Meeting; December 3-7, 2021; Chicago, IL.

21 January 2025

Xywav: Differentiated by Low Sodium; IH Provides Growth Opportunity 1 • Annualizing over $1.5 billion as of 3Q24 • Xywav remains #1 branded treatment for narcolepsy • Xywav is the only approved oxybate therapy that doesn’t carry a warning and precaution related to high sodium intake • FDA published its summary of clinical superiority findings stating Xywav is clinically superior to Xyrem by means of greater safety • Positive impact from Field Nurse Educator program supporting both narcolepsy and IH • See most opportunity for growth in IH as the only approved therapy to treat IH and no near-term competition Cindy Xywav patient living with IH 1 FDA = Food and Drug Administration; IH = idiopathic hypersomnia. Based net product sales reported for quarter ended September 30, 2024. January 2025 22

Well-Positioned to Deliver Long-Term Value Operational Excellence and Commercial Execution January 2025 23

Delivering Significant Value Through Strategic Capital Allocation DISCIPLINED CAPITAL STRONG FINANCIAL STRATEGIC PRIORITIES DEPLOYMENT POSITION $ COMMERCIAL GROWTH Diversified and growing ~ 1.0B New indications revenue base 1 Cash from operations Geographic expansion PIPELINE EXPANSION $ 2.6B Differentiated pipeline to Advancing internal assets 2 support future growth Licensing new assets Cash, cash equivalents and investments OPERATIONAL EXCELLENCE Corporate development $ 885M Disciplined and strategic capital allocation contributes to growth and 3 Maximize value Undrawn revolving credit facility diversification 1 2 3 For the nine months ended September 30, 2024; As of September 30, 2024; As of December 31, 2024. January 2025 24

Well-Positioned to Deliver Meaningful Shareholder Value COMMERCIAL EXECUTION PIPELINE CATALYSTS Executing launch in 2L BTC Zanidatamab Phase 3 1L GEA top-line data: estimated 2Q25 Reaching blockbuster status Potential EU 2L BTC approval as early as 2Q25 Operational excellence and a disciplined, strategic Phase 3 EmpowHER late-line BC trial is enrolling approach to capital Meaningful growth opportunity in IH allocation Zepzelca Treatment of choice in 2L SCLC Expect to submit sNDA for 1L ES-SCLC in 1H25 Near universal adoption in U.S. pediatric protocols CORPORATE DEVELOPMENT Continued focus on diversifying transactions to drive long-term growth and value 1L/2L = first- and second-line; BC = breast cancer; BTC = biliary tract cancer; ES = extensive stage; EU = European Union; GEA = gastroesophageal adenocarcinoma; IH = idiopathic hypersomnia; SCLC = small-cell lung cancer; January 2025 25 sNDA = supplemental new drug application.

Q&A January 2025 26

Thank You January 2025 27